UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2015

CHINA HOUSING & LAND DEVELOPMENT, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-51429	20-1334845
State or Other Jurisdiction of Incorporation	Commission File Number	I.R.S. Identification Number

1008 Liuxue Road, Baqiao District

Xi’an, Shaanxi Province

China 710038

(Address of principal executive offices) (zip code)

86-29-83328813

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 24, 2015, China Housing & Land Development, Inc. (the “Company”) issued a press release announcing the postponement of the record date for its proposed 50,000-to-1 reverse stock split (the “Reverse Stock Split”) to a date that will be established in the first quarter of 2016. The Company previously anticipated that the record date would be at least 10 days prior to the date of the special meeting of its stockholders, which is currently scheduled for Wednesday, December 30, 2015 at 9:00am, Beijing time (Tuesday, December 29, 2015 at 8:00pm U.S. Eastern Time). The Company is postponing the record date to a date that is closer in time to the projected effective date of the Reverse Stock Split, which the Company anticipates will be implemented during the first quarter of 2016.

As described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 23, 2015, the Company’s stockholders are being asked to approve the Reverse Stock Split in order to reduce the number of holders of record to less than 300. The Reverse Stock Split, if approved by stockholders, would allow the Company to “go private” by terminating its registration under the Securities Exchange Act of 1934 and removing its common stock from quotation on the NASDAQ.

As a result of the change in exchange rate of the Renminbi to U.S. Dollars, restrictions imposed by the Chinese banking system, and the reallocation of capital expenditures associated with the ongoing realignment of the Company’s labor force, the Company’s management determined that it was appropriate to delay the timing of the record date of the Reverse Stock Split to the first quarter of 2016.

A copy of the Company’s press release announcing the postponement of the record date for the Reverse Stock Split is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibits	Description

99.1	Press Release dated December 24, 2015.

Safe Harbor Statement

This Form 8-K disclosure may contain forward-looking information about China Housing & Land Development, Inc. which is covered under the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as believe, expect, may, will, should, project, plan, seek, intend, or anticipate or the negative thereof or comparable terminology, and include discussions of strategy, and statements about industry trends and China Housing & Land Development’s future performance, operations, and products.

Such statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Actual performance results may vary significantly from expectations and projections. Further information regarding this and other risk factors are contained in China Housing’s other public filings with the U.S. Securities and Exchange Commission. All information provided in this Form 8-K and in any attachments are as of the date of the Form 8-K, and the companies do not undertake any obligation to update any forward-looking statement as a result of new information, future events or otherwise, except as required under law.

 SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA HOUSING & LAND DEVELOPMENT, INC.

Dated: December 24, 2015	By: /s/ Pingji Lu
Name: Pingji Lu
Title: Chief Executive Officer